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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                              --------------------

        Date of Report (Date of earliest event reported): March 11, 2003

                        TRAVELERS PROPERTY CASUALTY CORP.

            (Exact Name of Registrant as Specified in its Charter)

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

          Connecticut                        001-31266                     No. 06-1008174

(State or Other Jurisdiction of          (Commission File        (IRS Employer Identification No.)
         Incorporation)                       Number)

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   One Tower Square, Hartford, Connecticut                              06183

  (Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code: (860) 277-0111


                                 Not Applicable

         (Former name or former address, if changed since last report.)






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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE


         On March 11, 2003, Travelers Property Casualty Corp. (the "Company") issued a press release announcing that the Company completed a $1.4 billion debt offering. The press release is attached as Exhibit 99.1 to this Report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

                  The following exhibit is filed herewith:

                  Exhibit 99.1 Press Release dated March 11, 2003.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TRAVELERS PROPERTY CASUALTY CORP.


Date: March 12, 2003             By      /s/ Paul H. Eddy
                                     -------------------------------------------

                                             Name:   Paul H. Eddy
                                             Title:  Deputy General Counsel
                                                     and Assistant Secretary


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                                  EXHIBIT INDEX

Exhibit No.                                      Description
-----------                                      -----------

99.1                                Press Release dated March 11, 2003.